                      NON-QUALIFIED STOCK OPTION AGREEMENT

                          MAJESCO ENTERTAINMENT COMPANY

     AGREEMENT made as of the __ day of _________ 200_, between Majesco
Entertainment Company (the "Company"), a Delaware corporation having a principal place of business in _________, _____________, and _______________ of
___________ (the "Participant").

     WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $0.001 par value per share (the "Shares"), under and for the purposes set forth in the Company's Amended and Restated 2004
Employee, Director and Consultant Incentive Plan (the "Plan");

     WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

     WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

     The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of _______________ Shares, on the terms and conditions and subject to all the limitations set forth herein, under United
States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.   PURCHASE PRICE.

     The purchase price of the Shares covered by the Option shall be $_____ per
Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the "Purchase Price"). Payment shall be made in accordance with
Paragraph 10 of the Plan.

     3.   EXERCISABILITY OF OPTION.

     Subject to the terms and conditions set forth in this Agreement and the
Plan, the Option granted hereby shall become exercisable as follows:

On the first anniversary of the date          up to ____________ Shares
  of this Agreement

On the second anniversary of the date         an additional __________ Shares
  of this Agreement

On the third anniversary of the date          an additional __________ Shares
  of this Agreement

     The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

     4.   TERM OF OPTION.

     The Option shall terminate seven years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     If the Participant ceases to be an employee, director or consultant of the
Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for "cause" (as defined in the
Plan)), the Option may be exercised, if it has not previously terminated, within three months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

     Notwithstanding the foregoing, in the event of the Participant's Disability or death within three months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the
Option within one year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

     In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease immediately as of the time the Participant is notified his or her employment, directorship or consultancy is terminated for "cause," and this
Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

     In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Participant's termination of service or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     (a)  to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

     (b)  in the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of
          Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

     In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one year after the date of death of the
Participant or, if earlier, within the originally prescribed term of the Option.
In such event, the Option shall be exercisable:

     (x)  to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

     (y)  in the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

     5.   METHOD OF EXERCISING OPTION.

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 10 of the Plan. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the Company's share register in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the
Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     6.   PARTIAL EXERCISE.

     Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.

     The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act or the rules thereunder. However, the
Participant, with the approval of the Administrator, may transfer the Option for no consideration to or for the benefit of the Participant's Immediate Family
(including, without limitation, to a trust for the benefit of the Participant's
Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Administrator may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer and each such transferee shall so ACKNOWLEDGE in writing as a condition precedent to the effectiveness of such transfer. The term "Immediate Family" shall mean the
Participant's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Participant.) Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

     The Participant shall have no rights as a stockholder with respect to
Shares subject to this Agreement until registration of the Shares in the
Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

     9.   ADJUSTMENTS.

     The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     10.  TAXES.

     The Participant acknowledges that upon exercise of the Option the
Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the
Participant's responsibility.

     The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the
Company's income tax withholding obligation, the Participant will reimburse the
Company on demand, in cash, for the amount under-withheld.

     11.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the
Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a)  The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such
          Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a
               Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b)
               the Company shall have received an opinion of counsel
               satisfactory to it that an exemption from registration under such
               Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

     (b)  If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the
          Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     12.  RESTRICTIONS ON TRANSFER OF SHARES.

     12.1 If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its underwriter so requests, the
Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

     12.2 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

     13.  NO OBLIGATION TO MAINTAIN RELATIONSHIP.

     The Company is not by the Plan or this Option obligated to continue the
Participant as an employee, director or consultant of the Company or an
Affiliate. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Participant's participation in the Plan is voluntary;
(v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi)
that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

     14.  NOTICES.

     Any notices required or permitted by the terms of this Agreement or the
Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:
                               Majesco Entertainment Company
                               -------------------------------------------------
                               160 Raritan Center Parkway
                               -------------------------------------------------
                               Edison, New Jersey 08837
                               -------------------------------------------------
                               Attn: Joseph Tuchinsky, General Counsel
                               -------------------------------------------------

If to the Participant:

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one

business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     15.  GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the
State of New Jersey and agree that such litigation shall be conducted in the courts of Newark, New Jersey or the federal courts of the United States for the
District of New Jersey.

     16.  BENEFIT OF AGREEMENT.

     Subject to the provisions of the Plan and the other provisions hereof, this
Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     17.  ENTIRE AGREEMENT.

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     18.  MODIFICATIONS AND AMENDMENTS.

     The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     19.  WAIVERS AND CONSENTS.

     Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this
Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     20.  DATA PRIVACY.

     By entering into this Agreement, the Participant: (i) authorizes the
Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information

and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and
(iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                                MAJESCO ENTERTAINMENT COMPANY

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                --------------------------------
                                                Participant

                                                                       Exhibit A
                                                                       ---------

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

TO:  MAJESCO ENTERTAINMENT COMPANY

Ladies and Gentlemen:

I hereby exercise my Non-Qualified Stock Option to purchase _________ shares
(the "Shares") of the common stock, $0.001 par value, of Majesco Entertainment
Company (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, 200_.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:

                         ------------------------------

     Please issue the Shares (check one):

     [ ] to me; or

     [ ] to me and ____________________________, as joint tenants with right of survivorship,

     at the following address:

     -------------------------------------------

     -------------------------------------------

     -------------------------------------------

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     My mailing address for shareholder communications, if different from the address listed above, is:

     -------------------------------------------

     -------------------------------------------

     -------------------------------------------

                                             Very truly yours,

                                             -----------------------------------
                                             Participant (signature)

                                             -----------------------------------
                                             Print Name

                                             -----------------------------------
                                             Date

                                             -----------------------------------
                                             Social Security Number

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